SCHEDULE FOR COMPUTING TOTAL RETURN

                              FVA BALANCED DIVISION

                  The hypothetical average annual total return quotations for 1 and 5 years ending on April 30, 1994 and from December 18, 1987 (hypothetical inception of the Division) to April 30, 1994 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1 + T)n = ERV

Where:            P        =        a hypothetical initial payment of $1000

                  T        =        average annual total return

                  n        =        number of years

                  ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

                  The above  calculation  includes all  recurring  fees that are
                  charged  to  all  contractowner   accounts  and  a  contingent
                  deferred sales charge subtracted form the ending value.

                  The Division's average annual total returns for the 1 and 5 years ending April 30, 1994 and period December 18, 1987 to April 30, 1994 are calculated as follows:

1 YEAR

                  1000(1 + T)1 = 1031.08

Solve for T

                  T = 2.82%

5 YEAR

                  1000(1 + T)5 = 1618.01

Solve for T

                  T = 9.81%


Period of December 18, 1987 -
April 30, 1994

                  1000(1 + T)2205/365 = 1896.86

Solve for T

                  T = 10.89%

                       SCHEDULE FOR COMPUTING TOTAL RETURN

                                FVA BOND DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on April 30, 1994 and from December 18, 1987 (hypothetical inception of the Division) to April 30, 1994 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1 + T)n = ERV

Where:            P        =        a hypothetical initial payment of $1000

                  T        =        average annual total return

                  n        =        number of years

                  ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

                  The above  calculation  includes all  recurring  fees that are
                  charged  to  all  contractowner   accounts  and  a  contingent
                  deferred sales charge subtracted form the ending value.

                  The Division's average annual total returns for the 1 and 5 years ending April 30, 1994 and period December 18, 1987 to April 30, 1994 are calculated as follows:

1 YEAR

                  1000(1 + T)1 = 1036.72

Solve for T

                  T = 3.38%

5 YEAR

                  1000(1 + T)5 = 1572.79

Solve for T

                  T = 9.19%

Period of December 18, 1987 -
April 30, 1994

                  1000(1 + T)2205/365 = 1741.43

Solver for T

                  T = 9.33%

                       SCHEDULE FOR COMPUTING TOTAL RETURN

                        FVA CAPITAL ACCUMULATION DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on April 30, 1994 and from December 18, 1987 (hypothetical inception of the Division) to April 30, 1994 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1 + T)n = ERV

Where:            P        =        a hypothetical initial payment of $1000

                  T        =        average annual total return

                  n        =        number of years

                  ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

                  The above  calculation  includes all  recurring  fees that are
                  charged  to  all  contractowner   accounts  and  a  contingent
                  deferred sales charge subtracted form the ending value.

                  The Division's average annual total returns for the 1 and 5 years ending April 30, 1994 and period December 18, 1987 to April 30, 1994 are calculated as follows:

1 YEAR

                  1000(1 + T)1 = 1000.71

Solve for T

                  T = 0.22%

5 YEAR

                  1000 (1 + T)5 = 1578.73

Solve for T

                  T = 9.27%

10 YEAR

                  1000 (1 + T)10 = 2725.79

Solve for T

                  T = 10.26%

                       SCHEDULE FOR COMPUTING TOTAL RETURN

                          FVA EMERGING GROWTH DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on April 30, 1994 and from December 18, 1987 (hypothetical inception of the Division) to April 30, 1994 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1 + T)n = ERV

Where:            P        =        a hypothetical initial payment of $1000

                  T        =        average annual total return

                  n        =        number of years

                  ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

                  The above  calculation  includes all  recurring  fees that are
                  charged  to  all  contractowner   accounts  and  a  contingent
                  deferred sales charge subtracted form the ending value.

                  The Division's average annual total returns for the 1 and 5 years ending April 30, 1994 and period December 18, 1987 to April 30, 1994 are calculated as follows:

1 YEAR

                  1000(1 + T)1 = 1107.49

Solve for T

                  T = 10.46%

5 YEAR

                  1000(1 + T)5 = 2066.59

Solve for T

                  T = 15.33%

Period of December 18, 1987 -
April 30, 1994

                  1000(1 + T)2205/365 = 2575.13

Solve for T

                  T = 16.66%

                       SCHEDULE FOR COMPUTING TOTAL RETURN

                       FVA GOVERNMENT SECURITIES DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on April 30, 1994 and from December 18, 1987 (hypothetical inception of the Division) to April 30, 1994 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1 + T)n = ERV

Where:            P        =        a hypothetical initial payment of $1000

                  T        =        average annual total return

                  n        =        number of years

                  ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

                  The above  calculation  includes all  recurring  fees that are
                  charged  to  all  contractowner   accounts  and  a  contingent
                  deferred sales charge subtracted form the ending value.

                  The Division's average annual total returns for the 1 and 5 years ending April 30, 1994 and period December 18, 1987 to April 30, 1994 are calculated as follows:

1 YEAR

                  1000(1 + T)1 = 1021.89

Solve for T

                  T = 1.90%

5 YEAR

                  1000(1 + T)5 = 1603.90

Solve for T

                  T = 9.62%

Period of April 9, 1987 -
April 30, 1994

                  1000(1 + T)2458/365 = 1752.22

Solve for T

                  T = 8.40%

                       SCHEDULE FOR COMPUTING TOTAL RETURN

                            FVA MONEY MARKET DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on April 30, 1994 and from December 18, 1987 (hypothetical inception of the Division) to April 30, 1994 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1 + T)n = ERV

Where:            P        =        a hypothetical initial payment of $1000

                  T        =        average annual total return

                  n        =        number of years

                  ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

                  The above  calculation  includes all  recurring  fees that are
                  charged  to  all  contractowner   accounts  and  a  contingent
                  deferred sales charge subtracted form the ending value.

                  The Division's average annual total returns for the 1 and 5 years ending April 30, 1994 and period December 18, 1987 to April 30, 1994 are calculated as follows:

1 YEAR

                  1000(1 + T)1 = 953.34

Solve for T

                  T = 4.96%

5 YEAR

                  1000(1 = T)5 = 1221.88

Solve for T

                  T = 3.80%

10 YEAR

                  1000(1 + T)10 = 1687.30

Solve for T

                  T = 5.08%